UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2007
ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)
(713) 621-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Form of Change in Control Agreement
Form of Change in Control Supplement

Item 1.01. Entry into a Material Definitive Agreement
The Company has entered into change in control agreements with the following named executive officers: Daniel F. McNease, David P. Russell, Mark A. Keller, John L. Buvens, Jr. and William H. Wells. The Company has also entered into change in control agreements with its other executive officers. The change in control agreements, which were approved by the Board of Directors, provide that, in the event the employment of the executive officer is terminated under the circumstances described therein following a “change in control” of the Company (as defined in the change in control agreements), the Company will pay the executive officer (1) a multiple of the sum of the executive officer’s base salary and calculated bonus, (2) a calculated payment under the then current short-term incentive bonus opportunity, (3) an amount equal to any forfeited account balance or accrued benefit under tax qualified plans maintained by the Company and (4) any accrued but unused vacation or sick pay. The multiple of base salary and calculated bonus used for the change in control payment calculation is three for the chief executive officer, two for all other named executive officers and one for all other executive officers. The change in control agreements also provide for a parachute tax gross-up, medical coverage for a transition period and outplacement services. The description of the change in control agreements is qualified by reference to the form of change in control agreement filed as Exhibit 10.1 hereto.
The Company has also delivered change in control supplements to its executive officers with respect to the Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan and the 2005 Rowan Companies, Inc. Long-Term Incentive Plan. Upon the occurrence of a change in control during the term of the change in control agreements, options and other awards under the Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan and the 2005 Rowan Companies, Inc. Long-Term Incentive Plan and any subsequent equity or cash incentive plan will generally become fully vested and exercisable. Options will be exercisable until the earlier of the second anniversary of the change in control or the expiration of the original exercise period, and performance awards based upon financial metrics will be determined based on the target value of the award, with proration based on the timing of the change in control within the performance period. The description of the effect of a change in control on awards under the Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan and the 2005 Rowan Companies, Inc. Long-Term Incentive Plan and subsequent plans is qualified by reference to the form of change in control supplement filed as Exhibit 10.2 hereto.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Exhibit Description

10.1	Form of Change in Control Agreement

10.2	Form of Change in Control Supplement for the Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan and the 2005 Rowan Companies, Inc. Long-Term Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.
By:	/s/ W. H. Wells
W. H. Wells,
Vice President - Finance and Chief Financial Officer (Principal Financial Officer)

Dated: December 21, 2007

INDEX TO EXHIBITS
EXHIBIT DESCRIPTION

Exhibit
Number	Exhibit Description

10.1	Form of Change in Control Agreement

10.2	Form of Change in Control Supplement for the Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan and the 2005 Rowan Companies, Inc. Long-Term Incentive Plan